EXHIBIT 32.2 SECTION 906 CERTIFICATION.

Certification of James Scott-Moncrieff Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 I, Ernest Peters, Treasurer, Principal Accounting Officer and Director of Radium Ventures, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

The Quarterly Report on Form 10-QSB/A of the Company for the period ended July 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 30, 2003	By:	/s/ Ernest Peters
Ernest Peters Treasurer, Principal Accounting Officer and Director